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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 15, 2000

                   CONTINENTAL INFORMATION SYSTEMS CORPORATION

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

 NEW YORK                              025104                    16-0956508
(STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
 COMMISSION)                         FILE NUMBER)           IDENTIFICATION NO.)

     BROADWAY ATRIUM, 45 BROADWAY, SUITE 1105, NEW YORK, NEW YORK 10006-6700
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 771-1000

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.           OTHER EVENTS

         On July 15, 2000 Continental Information Systems Corporation (the "Company") announced that it had placed its commercial aircraft engine portfolio up for competitive bid and that upon completion of the sale it will be exiting the aviation business. The Company also reported that in June it sold a portion of its engine portfolio. The Company has notified its lender and has been using the proceeds of that sale to pay down associated debt. The Company separately announced that its CIS Aircraft Partners, Inc. subsidiary had completed the sale of all but one of the aircraft under its managed portfolio, and is awaiting the resolution of legal issues to enable it to sell the remaining aircraft. The Company expects that the Partnerships which own the managed portfolios will then be liquidated.

         The Company stated that it plans to account for and report the aviation business as a discontinued operation and will provide appropriate reserves under generally accepted accounting principles (GAAP).

         Following its exit from the aviation business, the Company will be left with some financial assets as well as other assets still carried from prior years operations. The Company's continuing operations will focus on the development and commercializing, through its T1Xpert.com Corp. subsidiary, of an electronic securities processing software platform making use of proprietary technology, adapted to changes in the financial market place, which is also Internet enabled.

         This Current Report on Form 8-K includes "forward-looking statements", within the meaning of the federal securities laws, that involve uncertainties and risks. These include statements regarding events or developments that the Company expects or anticipates will occur in the future, such as those set forth above. The actual results may differ significantly from those currently anticipated. Among the factors that could cause actual results to differ materially are risk factors described from time to time in the Company's reports filed with the SEC, as well as the litigation the Company's air subsidiary is engaged in, and the risks generally associated with technology projects including but not limited to adequate funding as well as implementation. The Company wishes to caution readers not to place undue reliance on any forward looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.

         Please refer to the Company's 1999 Annual Report on Form 10-K and its other filings with the SEC for a complete discussion of these and other important factors that could cause actual results to differ materially from those projected by these forward-looking statements.

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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            CONTINENTAL INFORMATION SYSTEMS CORPORATION

                                    BY:      /S/ JONAH M. MEER
                                             ---------------------------
                                             JONAH  M. MEER
                                             CHIEF OPERATING OFFICER

DATED:  AUGUST 11, 2000